UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2026

Jaguar Uranium Corp.

(Exact name of registrant as specified in its charter)

British Columbia	001-43094	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3-1136 Centre Street
Thornhill, Ontario L4J 3M8
Canada

(Address of principal executive offices) (Zip Code)

(416) 648-4065

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common shares, no par value	JAGU	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On October 13, 2026, Jaguar Uranium Corp. (the “Company”) issued a press release announcing an independent mineral resource estimate (the “MRE”), with an effective date of October 5, 2026, for the Laguna Salada Uranium-Vanadium Deposit within the Company’s 100%-owned Laguna Salada Uranium-Vanadium Project located in Chubut Province, Argentina (the “Project”). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The MRE is supported by the Technical Report Summary described in Item 8.01 below, which is filed as Exhibit 96.1 to this Current Report on Form 8-K.

The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Mineral Resources

The Company is subject to the reporting requirements of the Exchange Act and applicable U.S. securities laws, and the scientific and technical information in this Current Report on Form 8-K and Exhibit 96.1 has been prepared in accordance with subpart 1300 of Regulation S-K (“S-K 1300”). The terms “mineral resource,” “measured mineral resource,” “indicated mineral resource” and “inferred mineral resource” have the meanings given in S-K 1300. Mineral resources are not mineral reserves and do not have demonstrated economic viability. The Company has not declared any mineral reserves for the Project, and the Technical Report Summary does not include an economic analysis. The estimate of mineral resources may be materially affected if mining, metallurgical or infrastructure factors change. Inferred mineral resources are subject to a high degree of geological uncertainty, have a lower level of confidence than indicated mineral resources, may not be converted to mineral reserves and should not be assumed to be upgraded to a higher category. The MRE relies substantially on historical exploration, sampling and metallurgical data. Statements in this Current Report on Form 8-K and Exhibits 96.1 and 99.1 regarding the MRE, planned exploration and the potential of the Project are forward-looking statements subject to risks and uncertainties that could cause actual results to differ materially.

Item 8.01 Other Events.

The Company has completed a technical report summary for the Project, titled S-K 1300 Mineral Resource Estimate on the Laguna Salada Uranium-Vanadium Deposit and Technical Report Summary for the Laguna Salada Uranium-Vanadium Project,” dated October 16, 2026, with an effective date of October 5, 2026 (the “TRS”), which has been prepared in accordance with the requirements of S-K 1300. The TRS was prepared by Caracle Creek Chile SpA and Atticus Geoscience Consulting Ltd., and authored by Scott Jobin-Bevans, P.Geo., Ph.D., PMP, and Simon J.A. Mortimer, FAIG, M.Sc., each a “qualified person” as such term is defined in S-K 1300. A copy of the TRS is filed as Exhibit 96.1 to this Current Report on Form 8-K and is incorporated herein by reference. The consents of the qualified persons are filed as Exhibits 23.1 and 23.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Scott Jobin-Bevans, P.Geo., Ph.D., PMP (Caracle Creek Chile SpA)
23.2	Consent of Simon J.A. Mortimer, FAIG, M.Sc. (Atticus Geoscience Consulting Ltd.)
96.1	S-K 1300 Mineral Resource Estimate on the Laguna Salada Uranium-Vanadium Deposit and Technical Report Summary for the Laguna Salada Uranium-Vanadium Project, dated October 16, 2026, with an effective date of October 5, 2026
99.1	Press Release dated October 13, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: October 19, 2026	Jaguar Uranium Corp.

	By:	/s/ Steven Gold
	Name:	Steven Gold
	Title:	President and Chief Executive Officer

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